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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ============

                                    FORM 8-K

                                  ============

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 June 1, 2000

                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


          NEVADA                        1-13498                93-1148702
_________________________________     ___________        _____________________
(State or other jurisdiction           Commission           (I.R.S. Employer
of incorporation or  organization)     File Number        Identification Number)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

          On June 1, 2000, Assisted Living Concepts, Inc. (the "Company") was served with a complaint, filed May 30, 2000 in the Marion (Indiana) Superior Court on behalf of the Commissioner of the Indiana State Department of Health. The complaint alleges that the Company's facility in Logansport, Indiana, one of its 21 facilities in Indiana, is being operated as an unlicensed "health facility". It seeks to enjoin the Company from operating the Logansport facility as a "health facility" until the Company is in compliance with Indiana law, including obtaining a license, and a fine of $25,000 per day for each day of unlicensed operation. At this time, the Company is unable to predict the outcome of this litigation or evaluate the likelihood of success or the range of possible damages, if any. However, if the litigation were determined adversely to the Company, such a determination could have a material adverse effect on the Company's business, financial condition, results of operations or liquidity.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a), (b) and (c)  None.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.



                                        By: /s/ Sandra Campbell
                                            -----------------------------------
                                            Name:  Sandra Campbell
                                            Title: Secretary

Date: June 13, 2000